SCHEDULE 14A INFORMATION
                            ------------------------
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]
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      14a-6(e)(2))
[   ] Definitive Proxy Statement
[ X ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                   Filing by:
                            FIRST BELL BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

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

                            FIRST BELL BANCORP, INC.
                         300 Delaware Avenue, Suite 1704
                              Wilmington, DE 19801



                                                                   April 7, 1999


Dear Fellow Stockholder:

We have previously sent to you proxy material for the Annual Meeting of Stockholders of First Bell Bancorp, Inc. to be held on April 26, 1999. Your Board of Directors has unanimously recommended that shareholders vote AGAINST Proposal 3, the stockholder proposal described in the proxy statement. You should be aware that on March 29, 1999, Institutional Shareholder Services ("ISS"), the nation's leading voting advisor to institutional investors, mutual funds and other fiduciaries, recommended a vote AGAINST Proposal 3.

Your vote is important, no matter how many or how few shares you may own. Whether or not you have already done so, please sign, date and return the enclosed proxy card today in the envelope provided.

Thank you for your continued support.

Very truly yours,



/s/ Albert H. Eckert, II
-------------------------------------
Albert H. Eckert, II
President and Chief Executive Officer




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